UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2021

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FLOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company: ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
SPX FLOW, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders on May 12, 2021 (the “Annual Meeting”). The results for each matter voted on by the stockholders at the Annual Meeting are as follows:
Proposal 1: Election of Directors

Director Nominee	For	Against	Abstain	Broker Non-votes
Majdi B. Abulaban	38,921,057	108,407	20,272	1,540,583
Anne K. Altman	38,907,815	125,400	16,521	1,540,583
Patrick D. Campbell	31,819,874	7,211,796	18,066	1,540,583
Robert F. Hull, Jr.	38,889,443	140,013	20,280	1,540,583
Marcus G. Michael	39,007,180	22,512	20,044	1,540,583
Jonathan M. Pratt	38,970,385	55,920	23,431	1,540,583
Sonya M. Roberts	38,981,653	46,551	21,532	1,540,583
Suzanne B. Rowland	38,873,284	158,299	18,153	1,540,583
David V. Singer	38,916,067	114,913	18,756	1,540,583
Each of the nominees was elected as a director for a term expiring at the 2022 annual meeting of stockholders.
Proposal 2: Advisory vote to approve the compensation of the Company's named executive officers

For	Against	Abstain	Broker Non-votes
38,703,850	299,265	46,621	1,540,583
A majority of votes cast in the advisory vote were cast for approval of the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting.
Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021

For	Against	Abstain
39,878,290	590,482	121,547
A majority of shares present or represented by proxy and entitled to vote at the Annual Meeting were cast in favor of the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, Inc.

Date: May 13, 2021	By:	/s/ Peter J. Ryan
Peter J. Ryan
Vice President, Chief People Officer and General Counsel